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                                                                       EX-10.(i)

                          ENTERTAINMENT DIGITAL NETWORK

                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT is made as of the ___th day of ___________, 199__, by and between Entertainment Digital Network, a California corporation (the "Company") and ___________________ ("Optionee").

                                   WITNESSETH:

         WHEREAS, the Company has agreed to grant the option provided for in this Agreement to Optionee;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of _______________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options.

         2. OPTION PRICE. The purchase price of the Stock subject to this option shall be $0.10 per share. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.

         3. OPTION PERIOD. This option shall be exercisable from time to time, in whole or in part, commencing on the date hereof and shall terminate five (5) years from such date (the "Termination Date").

         4. METHOD OF EXERCISE. Optionee may exercise this option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                  a. By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by payment in an amount equal to the Option Price of such shares.

                  b. If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been

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issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

                  c. As soon as practicable after receipt of the notice required in paragraph 4(a) and satisfaction of the conditions set forth in paragraphs 4(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 69 Green Street, Suite 400, San Francisco, CA 94111 attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         5. CORPORATE TRANSACTIONS.

                  a. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization (including any Corporate Transaction), recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve. but not to increase. the benefits to Optionee, including adjustments in the number and kind of securities subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 5 as a consequence of a Corporate Transaction shall entitle Optionee to acquire, upon exercise of this option and for the same aggregate exercise price, a number of shares of stock (or other securities) of any successor company equal to the number of shares Optionee would have received if, prior to such transaction, Optionee had actually held a number of shares of Stock equal to the number of shares then subject to this option.

                  b. For purposes of this Agreement, a "Corporate Transaction" shall include any of the following transactions to which the Company is a party:

                           i.       a merger or consolidation in which the
Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                           ii.      the sale, transfer or other disposition of
all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares

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in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                           iii.     any transaction or series of related
transactions in which shares of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately prior to such transaction or series of related transactions are disposed of by the holders thereof; or

                           iv.      any reverse merger in which the Company is
the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

         6. LIMITATIONS ON TRANSFER. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution.

         7. NO SHAREHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         8. LOCK-UP AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not sell or otherwise transfer or dispose of any Stock of the Company received pursuant to this Option (except Common Stock included in such registration) during the period specified by the Company and the underwriter following the effective date of a registration statement of the Company filed under the Securities Act. Optionee agrees to execute an agreement for the foregoing in writing in a form satisfactory to such underwriter for the foregoing purposes. The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

         9. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE, IF ANY, AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         10. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the office of the Company at 69 Green Street, Suite 400, San Francisco, CA 94111, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other.

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Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         11. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         12. WITHHOLDING. Optionee agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements.

         13. CALIFORNIA LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                                       ENTERTAINMENT DIGITAL NETWORK

                                       By______________________________________

                                       Its_____________________________________


                                       ________________________________________
                                            Optionee

                                       Address:

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